Exhibit 10(q)

GUARANTY AGREEMENT

                                          by



OTR EXPRESS, INC.                                 (the "Guarantor")
804 North Meadowbrook Drive
Olathe, Kansas 66063



                                      in favor of


HSBC BUSINESS LOANS, INC.                         (the "Secured Party")
2405 Grand Avenue, Suite 800
Kansas City, Missouri 64108




                                  February 27, 1998
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                               GUARANTY AGREEMENT


   This GUARANTY AGREEMENT (the "Guaranty") is made as of February 27, 1998, by the Guarantor in favor of the Secured Party.


                                   RECITALS

   A. At the request of Guarantor, as of the date of this Guaranty, Secured Party has extended credit to Steven W. Ruben (the "Debtor") pursuant to the terms of a Promissory Note of even date herewith in the principal amount of $120,000.00 from Debtor, as maker, payable to the order of Secured Party (as amended, modified, extended, renewed or otherwise amended from time to time, the "Note").

   B. Debtor is a key employee of Guarantor, and Guarantor has requested and arranged for the extensions of credit described in the Note to Debtor in order to permit Debtor to purchase shares of Guarantor's common stock in open market transactions, in private transactions at negotiated prices or pursuant to the exercise of stock options granted by the Guarantor.

   C. Guarantor has independently determined that the execution, delivery and performance of this Guaranty will directly benefit it and are within its corporate purposes and best interests.

   NOW, THEREFORE, in consideration of these background recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Guarantor and the Secured Party agree as follows:

Section 1. Reference to Loan Agreement. Reference is hereby made to the Note and Security Documents (as defined in the Note) for a statement of the terms and conditions thereof.

Section 2.     Guaranty of Payment.

   (A) Subject to the limitations on liability contained in Section 10 of this Guaranty, Guarantor hereby irrevocably, absolutely, and unconditionally guarantees the full and prompt payment to the Secured Party when due, whether by acceleration or otherwise, of any and all indebtedness evidenced by the Note and the other Security Documents, including, without limitation, all extensions, renewals, and replacements of such indebtedness:
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      i)   whether such indebtedness exists now or is hereafter incurred;

      ii) whether such indebtedness is from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred; and

      iii) whether such indebtedness is incurred by the Debtor prior to, during, or after any filing by the Debtor or against the Debtor of any petition or request for liquidation, reorganization, arrangement, adjudication as a bankrupt, relief as a debtor, or other relief under bankruptcy, insolvency, or similar laws now or hereafter in effect in the United States of America or any state or territory thereof, and notwithstanding the Debtor's legal status as a debtor or a debtor-in-possession or the Debtor's discharge in any such proceeding;

(collectively, the "Obligations").

   (B)   The Guarantor hereby acknowledges and agrees that:

      i) although applicable bankruptcy or insolvency laws may relieve all or part of the Debtor's obligations for principal, interest, default interest, fees, costs, or expenses under the Note or otherwise, the Guarantor shall continue to be liable for such obligations as if the bankruptcy or insolvency of the Debtor had not occurred;

      ii) the obligations of the Guarantor under this Guaranty may exceed allowable obligations of the Debtor to the Secured Party under such bankruptcy or insolvency laws; and

      iii) to this extent, the Guarantor's liability to the Secured Party hereunder may not be co-extensive with the Debtor's liability to the Secured Party under the Note and the other Security Documents or otherwise.

Section 3.  Nature of Guaranty; Termination.

   (A) This Guaranty is a continuing guaranty of the Obligations, independent of and in addition to any other guaranty, collateral, or other agreement held by the Secured Party for the Obligations or any part thereof, whether executed or granted by the Guarantor or otherwise. The liability of the Guarantor hereunder shall be absolute and unconditional irrespective of, and the Guarantor waives any defense which might otherwise arise as a result of, any of the following:
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      i)   any lack of validity or enforceability of the Note or any other
Security Document or any other document, agreement, or writing creating or evidencing any of the Obligations, including, without limitation, the lack of validity or enforceability of all or any portion of any liens or security interests securing all or any part of the Obligations;

      ii) any non-perfection of any lien on or security interest in any collateral securing all or any part of the Obligations or this Guaranty or any failure by the Secured Party to protect, preserve, or insure the collateral securing all or any part of the Obligations or this Guaranty; or

      iii) any event or circumstance which might operate under applicable law to discharge the liability of the Guarantor hereunder or might otherwise constitute or give rise to a defense available to the Debtor, the Guarantor, or any other guarantor of any of the Obligations.

   (B)   This Guaranty is a guaranty of payment, not of collection.

   (C) This Guaranty shall remain in full force and effect until all of the Obligations and other fees, costs, and expenses payable by the Guarantor pursuant to Section 4 hereof have been paid or performed in full and the Secured Party has no further obligation or commitment to the Debtor to advance funds under the Note or otherwise. This Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded, voided, or rendered void or voidable as a preferential transfer, impermissible set-off, or fraudulent conveyance or must otherwise be returned or disgorged by the Secured Party, as if such rescinded, avoided, voided, or voidable payment had not been made.

Section 4.  Costs and Expenses.

   (A) The Guarantor agrees to pay on demand all fees, costs, and expenses of every kind incurred by the Secured Party for any purpose arising from, relating to, or in connection with the Obligations, the Debtor, or this Guaranty, including, without limitation, fees, costs, and expenses incurred by the Secured Party in enforcing this Guaranty, in collecting any Obligations from the Debtor or the Guarantor, or in realizing upon or protecting any collateral securing all or any part of the Obligations or this Guaranty.

   (B) The Guarantor specifically acknowledges and agrees that the fees, costs, and expenses described in the preceding subsection include, without limitation, actual attorneys' fees and expenses incurred by the Secured Party in retaining counsel for any purpose arising from, relating to, or in connection with the Obligations, the Debtor, or this Guaranty, including, without limitation, attorneys' fees and expenses incurred by the Secured Party in retaining counsel for advice, suit, or appeal, or for any bankruptcy, insolvency, or similar proceeding under the Federal Bankruptcy Code or otherwise.

Section 5. Collateral. Guarantor's obligations under this Guaranty constitute indebtedness that is secured by the Collateral (as that term is defined in the that certain Loan and Security Agreement dated
June 11, 1997 between Guarantor and Secured Party) (as amended from time to time, the "Loan Agreement").

Section 6. Waivers of the Guarantor. The Guarantor hereby agrees that the Guarantor shall not have, and hereby expressly waives:

   (A) Any right to subrogation, indemnification, or contribution and any other right to payment from or reimbursement by the Debtor in connection with or as a consequence of any payment made by the Guarantor hereunder, until such time as the Obligations have been paid in full and Secured Party has no further commitment to extend credit to Debtor;

   (B) Any right to enforce any right or remedy which the Secured Party has or may hereafter have against the Debtor, until such time as the Obligations have been paid in full and Secured Party has no further commitment to extend credit to Debtor;

   (C) Any benefit of, and any right to participate in, any collateral securing all or any part of the Obligations or this Guaranty or any payment made to the Secured Party or collection by the Secured Party from the Debtor, until such time as the Obligations have been paid in full and Secured Party has no further commitment to extend credit to Debtor;

   (D) Any right to require promptness and diligence on the part of the Secured Party;

   (E) Any right to receive notices, including, without limitation, notice of the acceptance of this Guaranty or of the incurrence of any Obligation by the Debtor, notice of any action taken by the Secured Party or the Debtor pursuant to any document, agreement, or writing relating to the Obligations (including, without limitation, the release of any collateral securing the Obligations), or notice of the intended disposition of any collateral securing all or any part of the Obligations or this Guaranty; provided, that Secured Party shall not voluntarily release any shares of the Guarantor's common stock pledged by Debtor to Secured Party without the prior written consent of the Guarantor; and

   (F) Any right to require the Secured Party to advise the Guarantor of any information known to the Secured Party regarding the financial or other condition of the Debtor, the Guarantor acknowledging that the Guarantor is responsible for being and keeping informed regarding such condition.

Section 7. Payment of the Obligations. If any Obligation is not paid punctually when due, subject to any applicable grace period, including, without limitation, any Obligation due by acceleration of the maturity thereof, the Guarantor shall immediately pay such Obligation or cause such Obligation to be paid in full:

   (A) without deduction for any set-off, recoupment, defense, or counterclaim;

   (B) without requiring and notwithstanding the lack of protest or notice of nonpayment or default to the Guarantor, the Debtor, or any other person;

   (C)   without demand for payment or proof of such demand; and

   (D) without requiring and without any obligation on the part of the Secured Party to resort first to the Debtor or to any collateral securing all or any part of the Obligations or this Guaranty, or to any other guaranty which the Secured Party may hold as security for payment of the Obligations.

Section 8.  Rights and Remedies of the Secured Party.

   (A) The Guarantor acknowledges and agrees that the Secured Party may, without the consent of, notice or demand to, or reservation of rights against the Guarantor, and without affecting the Guarantor's obligations hereunder, from time to time:

      i) accept and hold collateral securing payment of the Obligations, or any part thereof, and exchange, enforce or release such collateral, or any part thereof;

      ii) accept and hold any guaranty of payment of the Obligations or any part thereof, and partially or fully discharge, release, or substitute the obligations of any such guarantor, or any person or entity who has pledged any collateral as security for payment of the Obligations, or waive any rights or remedies with respect to any thereof;

      iii) partially or fully discharge or release, or waive any rights or remedies with respect to, the Debtor;

      iv) dispose of any collateral securing all or any part of the Obligations or this Guaranty in any manner or order as the Secured Party, in its sole discretion, deems appropriate; and

      v) determine the manner, amount, and time of application of payments and credits to be made on all or any part of the Obligations (whether for principal, interest, fees, costs, expenses, or otherwise), and, if this Guaranty is limited in amount pursuant to Section 10 hereof, apply such payments and credits first to reduce Obligations exceeding the amount of this Guaranty.

   (B) Upon the occurrence of any Event of Default, the Secured Party may, at any time and from time to time without prior notice to the Guarantor, set-off and apply any and all deposits (general or special, time or demand, provisional or final) held and other indebtedness owing by the Secured Party to or for the credit of the Guarantor against the Obligations, irrespective of whether the Secured Party shall have made any demand under this Guaranty. The Secured Party agrees to notify the Guarantor after any such set-off and application, provided that failure to give such notice to the Guarantor shall not affect the validity of such set-off and application.

Section 9. Representations, Warranties and Agreements of the Guarantor. The Guarantor hereby represents and warrants to the Secured Party, and agrees with Secured Party, as follows:

   (A) The Guarantor is duly organized and existing in good standing under the laws of the state of its incorporation and is duly licensed or qualified to do business and is in good standing in every state in which the nature of its business or ownership of its property requires such licensing or qualification.

   (B) The execution, delivery, and performance of this Guaranty is within the Guarantor's corporate powers, have been duly authorized by all necessary and appropriate corporate action, and are not in contravention of any law or the terms of the Guarantor's articles or certificate of incorporation or by-laws or any amendment thereto, or of any indenture, agreement, undertaking, or other document to which the Guarantor is a party or by which the Guarantor or any of the Guarantor's property is bound or affected.

   (C) No consent, license, approval, or authorization of, or registration, declaration, or filing with, any court, governmental body, authority, or other person or entity is required in connection with the valid execution, delivery, or performance of this Guaranty, other than filings and recordings in connection with this Guaranty.

   (D) This Guaranty constitutes the legal, valid, and binding obligation of the Guarantor, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy and insolvency laws and laws affecting creditors' rights generally.

   (E) The Stock Purchase Assistance Agreements between the Guarantor and Gary J. Klusman and Steven W. Ruben, respectively (true and correct copies of which have been provided by the Guarantor to the Secured Party) (the "Assistance Agreements") shall have been adopted and approved by the Guarantor's Board of Directors and stockholders (if necessary), and are and shall be binding and enforceable on the parties thereto in accordance with their terms.

   (F) The Guarantor agrees that it shall not consent to or approve any amendment to or modification of the Assistance Agreements without the prior written consent of Secured Party.

   (G) If requested to do so by the Secured Party, the Guarantor shall make all Principal Payment Reimbursement (as defined in the Assistance Agreements as in effect on the date of this Guaranty) directly to the Secured Party.

Section 10.  Limited Guaranty; Reserves.

   (A) This Guaranty is limited in amount to (a) an amount equal to the difference between (1) the principal balance of the Obligations, and (2) fifty percent (50%) of the Value (as defined below) of any shares of common stock of the Guarantor purchased by Debtor using proceeds of advances under the Note and upon which Secured Party has a perfected first priority security interest less accrued and unpaid interest on the Note, plus (b) costs and expenses provided for in Section 4 hereof (collectively, the "Maximum Amount") For purposes of this paragraph: (i) the term "Value" shall mean an amount equal to the "Bid" price for the Guarantor's common stock as published in the Wall Street Journal on the applicable Determination Date (as defined below), and (ii) the Value of the Guarantor's common stock purchased by Debtor using proceeds of advances under this Note and upon which Secured Party has a perfected first priority security interest shall be done on a monthly basis on the first Business Day (as defined in the Loan Agreement) of each month (a "Determination Date") and the amount of this Guaranty shall be adjusted on each such Determination Date.

   (B) The Guarantor acknowledges that a reserve against availability on the credit facility provided by the Secured Party to the Guarantor under the Loan Agreement will be maintained in an amount equal to the then applicable Maximum Amount, as adjusted from time to time.

   (C) Upon demand for payment on the Guarantor pursuant to this Guaranty, the Guarantor hereby authorizes the Secured Party to make on advance (without notice to or approval of the Guarantor) under the Loan Agreement in an amount equal to the Guarantor's liability hereunder to be applied to the Obligations.

   (D) Notwithstanding anything to the contrary provided in this Guaranty, the Guarantor shall not be liable to Secured Party for any interest charges relating to the Note.

Section 11. Notices. Any notices and other communications provided for hereunder shall be made by fax, overnight air courier, or certified or registered mail, return receipt requested, and shall be deemed to be received by the party to whom sent one (1) Business Day after sending, if sent by fax, or overnight air courier, and three (3) Business Days after mailing, if sent by certified or registered mail. All such notices and other communications to a party shall be addressed to such party at the address set forth on the cover page hereof or to such other address as such party may designate for itself in a notice to the other party given in accordance with this Section.

Section 12.  Miscellaneous.

   (A) The Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to the Secured Party at its address as reflected on the cover page hereof.

   (B) No modification, rescission, waiver, release, or amendment of any provision of this Guaranty shall be made, except by a written agreement signed by the Guarantor and a duly authorized officer of the Secured Party.

   (C) "Secured Party" shall include the successors and assigns of the Secured Party.

   (D) The rights and benefits of the Secured Party hereunder shall, if the Secured Party so agrees, inure to any party acquiring any interest in the Obligations, or any part thereof.

   (E) No course of dealing between the Debtor or the Guarantor and the Secured Party, and no delay or omission by the Secured Party in exercising any right or remedy hereunder or with respect to the Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies of the Secured Party are cumulative.

   (F) From time to time, the Guarantor shall take such action and execute and deliver to the Secured Party such additional documents, instruments, certificates, and agreements as the Secured Party may reasonably request to effectuate the purposes of this Guaranty.

   (G) Section headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

   (H) The provisions of this Guaranty are independent of and separable from each other, and no such provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision may be invalid or unenforceable in whole or in part.
If any provision of this Guaranty is prohibited or unenforceable in any jurisdiction, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable nor render prohibited or unenforceable such provision in any other jurisdiction.

   (I)   THIS GUARANTY AND THE TRANSACTIONS EVIDENCED HEREBY SHALL
BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF MISSOURI, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT.

   (J)   THE GUARANTOR AND THE SECURED PARTY AGREE THAT ANY ACTION
OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS GUARANTY MAY BE COMMENCED IN THE CIRCUIT COURT OF JACKSON COUNTY, MISSOURI OR THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF MISSOURI, AND THE GUARANTOR WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED OR CERTIFIED MAIL TO THE GUARANTOR, OR AS OTHERWISE PROVIDED BY THE LAWS OF SUCH STATE OR THE UNITED STATES.

   (K) This Guaranty may be executed in any number of counterparts and by the Secured Party and the Guarantor on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same Guaranty.

Section 13.  Waiver of Jury Trial.  THE GUARANTOR AND THE SECURED
PARTY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY THE GUARANTOR OR THE SECURED PARTY MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTIONS RELATED THERETO. THE
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GUARANTOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR
AGENT OF THE SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE SECURED PARTY WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. THE GUARANTOR ACKNOWLEDGES THAT THE SECURED PARTY HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

   IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by a duly authorized officer as of the date first above written.

                                               GUARANTOR:

                                               OTR EXPRESS, INC.

                                               By:   /s/ William P. Ward
                                               Name (print): William P. Ward
                                               Title: Chairman of Board


ACKNOWLEDGED AND ACCEPTED:

HSBC BUSINESS LOANS, INC.

By:   M. Catherine Draper
      M. Catherine Draper
      Vice President